Exhibit 99.1

Investor Update

Warren Resources, Inc.

June 15, 2005

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Defined Growth

Planned 2005 Gross Wells 100

Wilmington
(29 Wells)
Washakie -
Atlantic Rim
(40 Wells)
Powder River
(12 Wells)
Washakie -
Pacific Rim
(19 Wells)

2005 Capital Expenditures $37.6 MM

Wilmington
($18.4 MM)
Washakie -
Atlantic Rim
($11.4 MM)
Washakie -
Pacific Rim
($6.4 MM)
Powder River
($1.4 MM)

10

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Washakie Basin: Atlantic Rim

Atlantic Rim Project

R. 92 W.
R. 91 W.
R. 90 W.
R. 89 W.
T 20 N
T 19 N
T 18 N
T 17 N
T 16 N
T 15 N
T 14 N
T 13 N
Red Rim
Jolly Roger Unit
Doty Mountain Unit
Sun Dog Unit
Atlantic Rim EIS Boundary
Blue Sky Unit
Muddy Mountain
Warren Resources leasehold
Existing CBM Wells
Atlantic Rim EIS boundary
CBM Unit boundaries
Locator Map - Wyoming

13

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Sun Dog Daily Production

5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
4/1/02
10/1/02
4/1/03
10/1/03
4/1/04
10/1/04
4/1/05
10/1/05
4/1/06
Daily Gas Production (MCF)
Daily Water Production (Bbls)

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Rocky Mountain Pipelines

There are fewer options for exporting Rockies gas than Gulf Coast gas.
Sumas
WASHINGTON
MONTANA
N. DAKOTA
OREGON
IDAHO
Buffalo
S. DAKOTA
WYOMING
NEBRASKA
Opal
Cheyenne
Rangely
NEVADA
Denver
UTAH
COLORADO
KANSAS
CALIFORNIA
Ignacio
Blanco Hub
Greensburg
OKLAHOMA
Bakersfield
Southern Trails
NEW MEXICO
Albuquerque
Long Beach
ARIZONA
Oil City
El Paso
TEXAS
Warren's Atlantic Rim Field
Colorado Interstate Gas
El Paso Natural Gas
Kern River
Northwest Pipeline Corp.
Questar
Questar Expansions
Trailblazer
TransColorado
TransWestern Pipeline Co.
Wyoming Interstate Co.

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Unrisked, Unbooked, Total Potential Reserves

Washakie CBM –
Net Proved Reserves
13.9 BCFE
$25.7 MM PV-10
1%
5%
Wilmington -
Net Proved Reserves
109.3 BCFE
$266.4 MM PV-10
Wilmington – Unrisked,
Unbooked
Net Potential Reserves
Based on Net Acreage
330 BCFE
94%
of
Acreage
Washakie – Unrisked,
Unbooked
Net Potential Reserves
Based on Net Acreage
900 BCFE
Proved Reserves
Non-Proved Potential Reserves

25

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Annual Stockholders Meeting

[LOGO]

June 15, 2005

Forward-Looking Statements

Cautionary Note to U.S. Investors: This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements.  Although Warren believes that the expectations reflected in such forward-looking statements are reasonable, they can give no assurance that such expectations will prove to have been correct.  Additionally, in its filings with the SEC Warren is permitted to disclose only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.  Warren uses certain terms in this presentation, such as "potential", "possible" and "recoverable" in relation to reserves, which SEC guidelines strictly prohibit from being included in filings with the SEC.  Estimates of "potential", "possible" and "recoverable" reserves which may potentially be recoverable through additional drilling or recovery techniques are by their nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.  Investors are urged to consider closely Warren's disclosure of its proved reserves, along with certain risk factors and uncertainties inherent in its business set forth in its Form 10K for 2004 and other filings with the SEC.

WRES undertakes no obligation, and expressly disclaims any duty, to publicly update any forward looking statements made herein, whether as a result of new information or future events.

December 2004 Initial Public Offering

Issuer:	Warren Resources, Inc.

Symbol / Exchange:	WRES / NASDAQ

Shares Offered and Sold:	10,925,000 Common Shares on 12/16/04 including underwriters’ 15% over-allotment

IPO Price:	$7.50 per Common Share

Shares Outstanding:	34,334,706 (post offering)

Use of Proceeds:	Net Proceeds of $76.2 MM to fund development activities, primarily in the Atlantic Rim and Pacific Rim projects of the Washakie Basin and the Wilmington Townlot Unit of the Los Angeles Basin

Selling Shareholders:	None - all Primary Shares

Lead Manager:	KeyBanc Capital Markets

Co-Managers:	Jefferies & Company, Sanders Morris Harris,

Co-Underwriters:	A. G. Edwards and Legg Mason

Key Management

Norman F. Swanton

Chief Executive Officer

Kenneth A. Gobble

Chief Operating Officer

Timothy A. Larkin

Chief Financial Officer

David E. Fleming

Chief Legal and Compliance Officer

Lloyd G. Davies

Chief Executive-Warren E&P

Warren Resources: Board of Directors

Norman F. Swanton	Chairman & CEO of Warren Resources, Inc.

Chet Borgida, CPA	Former Audit Partner – Grant Thornton, LLP Chairman Audit Committee

Anthony L. Coelho	Former U.S. Congressman (D - California)

Dominick D’Alleva	Principal with DND Realty, LLC

Lloyd G. Davies	Retired Senior Executive – TEXACO

Marshall Miller	Executive Vice President – Wells Fargo (Risk Manager)
Chairman Compensation Committee

Thomas G. Noonan	Retired Senior Executive – Mars, Inc.

Michael R. Quinlan	Former CEO McDonalds Corp – Chairman Corporate Governance Committee

Company Overview

•      Growth-oriented independent energy company founded in 1990

•      Single most important aspect of the Company is the size and quality of its resource asset base, located in the Rocky Mountains and California

•      As of 12/31/2004, natural gas and oil leasehold interests of approximately 267,234 gross (147,984 net) acres, 94% of which are undeveloped

•      Assembled a large predominantly undeveloped CBM leasehold in the Washakie and Powder River Basins in the Rocky Mountains - currently nine active CBM projects

•      Engaged in waterflood oil recovery in the Wilmington field in the Los Angeles Basin of California

Key Event - Wilmington Acquisition

•      Effective 1/1/05, Purchased Magness Petroleum’s interest in the Wilmington unit

•      Acquired additional 25.3 Bcfe ($65.0 million in PV-10) for cash payment of $14.8 million and settlement of all claims

•      Increased our Wilmington unit working interest to 98.5%

•      Increased net proved reserves in the Wilmington field to 109.3 Bcfe and PV-10 to $266.4 million based on the drilling of 100 producing wells in the Upper Terminal zone

•      Warren appointed operator of record

•      Rig began drilling Upper Terminal reserves on June 10, 2005, with 2nd rig scheduled to drill the Ford and Ranger zones beginning September, 2005

Business Overview - (As of 12/31/04)

•      Net proved reserves of 128.9 Bcfe, with a PV-10 of $306.9 million, including acquisition of Magness’ interest on 1/1/2005

•      Net proved reserves are located on approximately 6% of our net acreage

•      Remaining 94% of our net acreage has 1,064 identified drilling locations prospective for CBM development and additional 150 locations in Wilmington

•      Currently have interests in 203 gross (94.6 net) producing wells and are the operator of record of 70% of these wells

•      Proforma (for Magness acquisition), total daily production was 16.7 MMcfe/d gross (5.8 MMcfe/d net) as of December 31, 2004

Business Strategy

•      Increase proved producing reserves by drilling identified Rocky Mountain CBM and Wilmington locations

•      Increase Our Working Interests in Future Wells

•      Pursue Selective Acquisitions and Joint Ventures

•      Reduce Costs Through Economies of Scale and Efficient Operations

Defined Growth

Planned 2005 Gross	2005 Capital
Wells 100	Expenditures $37.6 MM

[CHART]	[CHART]

	2004			Planned 2005	Pro-forma
Gross Wells	Producing	Drilled	Total	Gross Wells	Total
Atlantic Rim	46	52	98	40	138
Pacific Rim	15	4	19	19	38
Powder River	116	0	116	12	128
Wilmington	31	0	31	29	60

Note 1: Washakie-Atlantic Rim includes $4.0 million capital expenditure for Anadarko joint venture pipeline and compression facilities.

Operations and Property Overview

Focused Operations - Washakie Basin CBM:

•      Comprises the southeast one-third of the Greater Green River Basin in southwestern Wyoming

•      Our largest acreage position, with 252,884 gross (142,182 net) acres

•      Contains up to 2,000 potential CBM drillsites on 80-acre and 160-acre spacing

•      We own approximately 56% average working interest

•      Planned capital expenditures of $17.8 million in 2005 for 59 gross wells

•      Development operations are conducted on both the Atlantic Rim and the Pacific Rim areas

•      Near giant Wamsetter, Pinedale and Jonah fields

Washakie Basin

[GRAPHIC]

Washakie Basin: Atlantic Rim

•      Located on the eastern rim of the Washakie Basin comprising 217,205 gross (114,177 net) acres

•      Developing 141,437 net acres through a 50/50 joint venture with Anadarko.

•      Evaluated acreage throughout the Atlantic Rim CBM project.  Coals appear gas saturated with high permeability and shallow drilling depths

•      Drilled first three pilot programs - 48 currently producing gas wells

•      Plan to drill 40 gross (11.4 net) wells in 2005 and tie in 24 gross (2.9 net) previously drilled wells for three additional CBM pilot programs

•      Capital expenditures of $11.4 million in 2005 for drilling, pipeline and compression facilities

•      Pending EIS should be completed by the start of 2006 drilling season

Atlantic Rim Project

[GRAPHIC]

Sun Dog Daily Production

[CHART]

Recent Atlantic Rim Developments

•      Sun Dog pilot commenced production in April 2002 on 80-acre well spacing from 10 gross (3.1 net) wells. Zero gas production for first 90 days; thereafter, gas production inclined steadily for the past 33 months to 4,300 Mcf/d.

•      In April 2005, Sun Dog commenced production from 2 additional gross (0.3 net) CBM wells at an average rate of 254 Mcf/d in April 2005 and over 450 Mcf/d in May with zero dewatering time. Upgrade of compression and water injection in June 2005

•      Doty Mountain pilot commenced production in January 2005 on 80-acre well spacing from 24 gross (2.0 net) CBM wells and averaged zero daily gross gas production for first 30 days

•      Doty Mountain produced 189 Mcf/d in February; 454 Mcf/d in March, 596 Mcf/d in April and over 700 Mcf/d in May 2005.

•      Blue Sky pilot commenced production in July 2003 on 160-acre spacing from 12 gross (1.5 net) wells.  Zero gas production for the first 180 days; thereafter, gas inclined to 264 Mcf/d.

•      Blue Sky wells will be downspaced to 80-acres by drilling 11 infill wells in Q3 05

Washakie Basin: Pacific Rim

•      Located 60 miles due west of the Atlantic Rim Project

•      Comprises approximately 35,679 gross (28,005 net) acres

•      Drilled 19 CBM wells and acquired 4 previously drilled CBM wells as of December 31, 2004

•      Production from first 15 CBM well pilot commenced Q2 05

•      Plan to drill 19 gross (9.9 net) additional wells in 2005

•      In 2004, BLM approved the Environmental Assessment for an additional 120 CBM wells

•      Control through operatorship of Pacific Isle, Rifes Rim and Chicken Springs units

•      Acquired 6.5 mile pipeline that provides access to the Kern River pipeline system to Bakersfield, CA

Pacific Rim Project

[GRAPHIC]

Rocky Mountain Pipelines

[GRAPHIC]

Wilmington Townlot Unit: Oil

•      The Wilmington field is located in the Los Angeles Basin of California and is the third largest oil field in United States history

•      The entire Wilmington field has 8.8 billion barrels of original oil in place producing over 2.5 billion barrels of oil since its discovery in the 1930’s

•      Our Wilmington Townlot Unit, formed by EXXON in 1972, comprises 1,440 gross (1,369 net) acres and is the least exploited unit in the Wilmington field

•      Own Net Proved Reserves of 109.3 Bcfe (post Magness acquisition) in the Upper Terminal Oil Interval

•      Intend to develop using secondary recovery techniques, in 7 spot tight pattern waterflood development

•      Plan to drill 29 gross (28.6 net) wells in 2005 in Terminal and Ford oil zones

•      Contains approximately 400 potential drilling locations in Terminal, Ranger, UP/Ford and Tar zones

•      Warren appointed operator of record

Wilmington Unit

[GRAPHIC]

Pay Zones in the WTU

•      Tar Interval- Potentially up to 35 million barrels recoverable low gravity oil with steam injection.

•      Ranger Interval - Most actively produced zone by previous operators. Potentially up to 12 million barrels recoverable medium (18 degree) gravity oil with “7 spot” pattern waterflood.

•      Terminal Interval - Proved undeveloped net reserves of 23 million barrels of medium gravity oil recoverable with pattern waterflood.

•      Ford Interval - Potentially up to 12 million barrels of 28 gravity oil recoverable with pattern waterflood.

Financial Overview

Historical Financial Performance

	3 Months
	Ended
	March 31,	Year Ended December 31,
	2005	2004	2003	2002
Production:

Natural gas (MMcf)	243.1	817.2	785.8	54.8
Oil (MBbls)	29.8	68.2	87.4	4.3
Equivalents (MMcfe)	421.9	1,226.3	1,310.1	80.3

Revenues: (in millions)
Turkey contracts	$2.3	$10.5	$11.3	$5.8
Oil and gas sales from marketing activities	2.2	6.2	5.6	11.3
Well services	0.5	1.1	1.2	1.9
Oil and gas sales	2.2	6.4	5.7	0.6
Total revenues	$7.2	$24.2	$23.8	$19.6

Costs and operating expenses: (in millions)
Turkey contracts	$2.0	$12.9	$7.3	$5.0
Oil and gas sales from marketing activities	2.2	6.0	5.5	11.1
Well services	0.2	0.7	0.7	0.8
Production and exploration	0.7	3.9	3.8	1.4
Depreciation, depletion, amortization and impairment	0.8	4.1	3.2	9.9
General & administrative	1.5	8.1	4.5	6.3
Contingent repurchase obligation	—	—	—	(3.1)
Retirement of Debt	1.2	—	—	—
Total costs and operating expenses	$8.6	$35.7	$25.0	$31.4
Loss from operations	$(1.4)	$(11.5)	$(1.2)	$(11.8)

Current Equity Ownership

		% Total
	Shares in MM(3)	Outstanding
Wellington Management Co. (1), (4)	4.4	11.1%

Other Institutional Investors (4)	11.9	30.1%

Warren Resources Management (4)	4.2	10.7%

Existing Investors (approximately 5,000) (5)	19.0	48.1%

Total	39.5	100.0%

Shares Issuable on Remaining Bond Conversions	1.9
Shares Issuable on Preferred Stock Conversions	4.3

Fully Diluted Shares	45.7

Note 1: These shares are deemed beneficially owned by Wellington Management Company, LLP, in its capacity as investment advisor to certain Institutional investors.

Note 2: Includes over-allotment option which was exercised and subsequent institutional purchases.

Note 3: Excludes shares related to issuance of employee stock options and warrants.

Note 4: Shares subject to 180 day lock up from date of final prospectus.

Note 5: The number of existing investors equals approximately 4,000, which averages less than 3,800 shares per shareholder.

Pro Forma Capitalization

	As of March 31, 2005
	Actual	As Adjusted (1)

Cash and cash equivalents	$61.2	$72.1

Current portion of long-term debt	14.8	0.3

Long-term debt (2)	15.8	2.3

Stockholders’ equity:
Preferred stock	76.8	—
Common stock and Additional Paid-in Capital	158.5	263.3
Treasury stock	(0.7)	(0.7)
Accumulated other comprehensive income	0.7	0.7
Accumulated deficit	(79.4)	(80.6)
Total stockholders’ equity	155.9	182.7

Total capitalization	$186.5	$185.3

Debt / Total Capitalization	16.4%	1.4%
Net Debt / Total Capitalization (2)	9.9%	0.8%

Note 1: Amounts include the conversion to common stock or cash redemption of all in-the-money bonds and preferred stock and release of treasuries securing outstanding bonds.

Note 2: Net debt at March 31, 2005 is $18.6 million after offsetting zero coupon U.S. Treasury bonds having a market value of $12.1 million held in bank escrow as collateral for repayment of debentures.

Investment Recap

•      Large, High Quality Asset Base

•      Substantial Rocky Mountain Undeveloped CBM Acreage Position

•      Net proved reserves of 13.9 Bcfe with net PV-10 of $25.7 million on 6,256 net acres in Washakie Basin

•      Undeveloped position of 252,884 gross, 142,182 net, acres containing over 1,049 identified CBM drilling locations with large potential gas reserves

•      Wilmington Townlot Unit Post Acquisition

•      Net proved reserves of 109.3 Bcfe with net PV-10 value of $266.4 million plus 4 zones <6,000 feet with large potential oil reserves

•      Ownership of 98.5% of the Wilmington Unit with potential for additional 350 wells - 29 new development wells planned in 2005

•      Total pro-forma PV-10 of $306.9 million based on 6% of net acreage

•      Experienced Technical Team to Execute Plan

•      Incentivized Management - Stock Ownership

Unrisked, Unbooked, Total Potential
Reserves

[CHART]

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